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EXHIBIT 23.2

CONSENT OF INDEPENDENT ACCOUNTING FIRM

        We consent to the use in this Amendment No. 1 to Registration Statement No. 333-126793 on Form S-1 of our report dated January 23, 2004, relating to the financial statements of Mercantile Bank Texas. appearing in such Prospectus.

        We also consent to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

GEORGE, MORGAN & SNEED, P.C.

Weatherford, Texas
August 30, 2005

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  EXHIBIT 23.2
CONSENT OF INDEPENDENT ACCOUNTING FIRM